Exhibit 10.2
Execution Copy
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of April 8, 2010 by and among Seacoast Banking Corporation of Florida, a Florida corporation (the “Company”), and the investors listed on the signature page(s) hereto (the “Investors”).
RECITALS
     WHEREAS, this Agreement is made pursuant to the Investment Agreement (the “Investment Agreement”), dated as of April 8, 2010, by and among the Company and the Investors;
     WHEREAS, pursuant to the Investment Agreement, subject to the terms and conditions set forth therein, (a) the Investors have agreed to purchase from the Company, pursuant to a private placement by the Company, (i) shares of $50 million aggregate liquidation preference of Mandatorily Convertible Noncumulative Nonvoting Preferred Stock, Series B, of the Company, having the terms set forth on Exhibit A-1 of the Investment Agreement (the “Series B Preferred Stock”) and (ii) shares of $200 million aggregate liquidation preference of Mandatorily Convertible Noncumulative Nonvoting Preferred Stock, Series C, of the Company, having the terms set forth on Exhibit A-2 of the Investment Agreement (the “Series C Preferred Stock and, together with the Series B Preferred Stock, the “Convertible Preferred Stock”), each of which are convertible into Shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), as further described in the Investment Agreement, and (b) the Company has agreed to issue and sell the Convertible Preferred Stock to the Investors; and
     WHEREAS, as a condition to the consummation of the transactions contemplated by the Investment Agreement, the Company has agreed to enter into this Agreement in order to grant certain registration rights to the Investors, as set forth below.
     NOW, THEREFORE, in consideration of the foregoing promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. GENERAL
     1.1 Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
     “Acquisition” means the Acquisition as defined in the Investment Agreement.
     “Affiliate” of any Person means any other Person controlling, controlled by or under common control with such particular person or entity. The term “control” (including the terms “controlling,” “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     “Agreement” has the meaning set forth in the preamble.
     “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
     “CapGen” has the meaning set forth in Section 2.2(a).
     “CapGen Registration Rights Agreement” has the meaning set forth in Section 2.2(a).
     “Closing” means the Closing as defined in the Investment Agreement.
     “Common Stock” has the meaning set forth in the recitals.
     “Company” has the meaning set forth in the preamble.
     “Convertible Preferred Stock” has the meaning set forth in the recitals.
     “Effective Date” means the date that the registration statement filed pursuant to Section 2.1(a) is first declared effective by the Commission.
     “Effectiveness Deadline” means, with respect to the initial registration statement required to be filed pursuant to Section 2.1(a), the earlier of (i) the 60th calendar day following the Filing Deadline and (ii) the 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.
     “Event” has the meaning set forth in Section 2.1(c).
     “Event Date” has the meaning set forth in Section 2.1(c).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or similar federal statute successor thereto, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect at the time.
     “Filing Deadline” means, with respect to the initial registration statement required to be filed pursuant to Section 2.1(a), the earlier of (i) the 90th calendar day following the closing of the Acquisition and (ii) 15 calendar days after the Company files the Current Report on Form 8-K containing the audited and pro forma financial statements required to be filed in connection with the Acquisition, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business. Notwithstanding the preceding sentence, if only Series B Preferred Stock is sold pursuant to the Investment Agreement, then “Filing Deadline” means, with respect to the initial registration statement required to be filed pursuant to Section 2.1(a), the 45th calendar day after the Closing.

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     “FINRA” means the Financial Industry Regulatory Authority.
     “Form S-1” means a registration statement on Form S-1 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
     “Form S-3” means a registration statement on Form S-3 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
     “Holder” or “holder” means any Investor and any transferee thereof, which holds of record and following notice to the Company and a proper transfer thereof, of shares of Convertible Preferred Stock or Registrable Securities.
     “Holder Affiliates” has the meaning set forth in Section 2.8(a).
     “Investment Agreement” has the meaning set forth in the recitals.
     “Investors” has the meaning set forth in the preamble.
     “Liquidated Damages” has the meaning set forth in Section 2.1(c).
     “Mandatory Registration” has the meaning set forth in Section 2.1(a).
     “Misstatement” has the meaning set forth in Section 2.5.
     “New Stock” means Common Stock or securities convertible into or exchangeable for Common Stock or which have voting rights or participation features with Common Stock, offered in a public or nonpublic offering by the Company.
     “Person” means any individual, corporation, partnership, sole proprietorship, joint venture, limited liability company, business trust, joint stock company, trust, association or unincorporated organization or any government or any agency or political subdivision thereof.
     “Qualified Equity Offering” means a public or nonpublic offering of New Stock solely for cash and not pursuant to a Special Registration; provided, however, that none of the following offerings shall constitute a Qualified Equity Offering: (a) any offering pursuant to any stock purchase plan, dividend reinvestment plan, stock ownership plan, stock option or equity compensation or incentive plan or other similar plan where stock is being issued or offered to a trust, other entity or otherwise, to or for the benefit of any employees, potential employees, officers or directors of the Company, or (b) any offering made as consideration pursuant to an acquisition or business combination (whether structured as a merger or otherwise), a partnership or joint venture or strategic alliance or investment by the Company or similar non-capital raising transaction (but not an offering to raise capital to fund such an acquisition).

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     “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.
     “Registrable Securities” means (a) the Shares; (b) any other shares of Common Stock held by the Holders and purchased from the Company directly or through an underwriter or placement agents; and (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, preferred stock or other security which is issued after the Closing) a dividend, stock split or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization with respect to, or in exchange for or in replacement of, the Common Stock held by the Holders, provided, however, that Registrable Securities shall not include any shares of Common Stock which have been sold to the public by a Holder either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned.
     “Registrable Securities then outstanding” shall be the number of shares determined by calculating the total number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to exercisable or convertible securities.
     “Registration Expenses” shall mean all fees and expenses incurred by the Company relating to any registration, qualification or compliance pursuant to this Agreement (including any Mandatory Registration or Shelf Registration), including, without limitation, all registration and filing fees, exchange listing fees, transfer agent’s and registrar’s fees, cost of distributing prospectuses in preliminary and final form as well as any supplements thereto, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, Financial Industry Regulatory Authority fees, expenses of the Company’s independent accountants, and fees and expenses of underwriters (excluding discounts and commissions) and any other Persons retained by the Company, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company. Notwithstanding the foregoing, Registration Expenses shall include the reasonable, documented, fees and expenses of one counsel chosen by the holders of a majority of the Registrable Securities covered by such registration for such counsel rendering services customarily performed by counsel for selling stockholders that are submitted to the Company in writing.
     “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
     “SEC” or “Commission” means the Securities and Exchange Commission or any successor agency.
     “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act.

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     “Securities Act” shall mean the Securities Act of 1933, as amended, or similar federal statute successor thereto, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.
     “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).
     “Series B Preferred Stock” has the meaning set forth in the recitals.
     “Series C Preferred Stock” has the meaning set forth in the recitals.
     “Shares” refers to the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock.
     “Shelf Registration” has the meaning set forth in Section 2.1(a).
     “Shelf Termination Date” has the meaning set forth in Section 2.1(a).
     “Special Registration” means the registration of (a) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or any successor or similar registration form under the Securities Act) or (b) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, management, employees, potential employees, consultants, customers, lenders or vendors of the Company or its direct or indirect subsidiaries or in connection with dividend reinvestment or stock purchase plans.
     “Violation” has the meaning set forth in Section 2.8(a).
SECTION 2. REGISTRATION
     2.1 Shelf Registration.
          (a) On or prior to the Filing Deadline, the Company shall use its reasonable best efforts to file with the SEC a registration statement on the applicable SEC form with respect to the resale from time to time, whether underwritten or otherwise, of the Registrable Securities by the Holders. The Company shall use its reasonable best efforts to promptly respond to all SEC comments, if any, related to such registration statement but in any event within two weeks of the receipt thereof, and shall use its reasonable best efforts to obtain all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all of the Holders’ Registrable Securities, including causing such registration statement to be declared effective by the SEC as soon as practicable after filing and no later than the Effectiveness Deadline. The Company shall use its reasonable best efforts to maintain the effectiveness of the registration effected pursuant to this Section 2.1(a) at all times. The registration contemplated by this Section 2.1(a) is referred to herein as the “Mandatory Registration.” The Mandatory Registration shall be filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) (a “Shelf Registration”). The Company shall use its reasonable best efforts to cause the

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registration statement or statements filed hereunder to remain effective until such date (the “Shelf Termination Date”) that is the earlier of (i) the date on which all Registrable Securities included in the registration statement shall have been publicly sold or shall have otherwise ceased to be Registrable Securities and (ii) the date that all Registrable Securities covered by such Registration Statement may be sold without volume or manner of sale restrictions under Rule 144, and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company. In the event the Mandatory Registration must be effected on Form S-1 or any similar long-form registration as the Company may elect or is required to use, such registration shall nonetheless be filed as a Shelf Registration and the Company shall use its reasonable best efforts to keep such registration current and effective, including by filing periodic post-effective amendments to update the financial statements contained in such registration statement in accordance with Regulation S-X promulgated under the Securities Act until the Shelf Termination Date. The Company shall not include in the Mandatory Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Business Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Business Day of the Effective Date. The Company shall, by 9:30 a.m. New York City time on the first Business Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).
          (b) Notwithstanding the registration obligations set forth in this Section 2.1, in the event the SEC informs the Company that all of the Registrable Securities then outstanding cannot, as a result of the application of Rule 415 of the Securities Act, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the initial registration statement as required by the SEC and/or (ii) withdraw the initial registration statement and file a new registration statement, in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3, Form S-1 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, that prior to filing such amendment or new registration statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such registration statement will be reduced on a pro rata basis. In the event the Company amends the initial registration statement or files a new registration statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3, Form S-1 or such other

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form available to the Company to register for resale those Registrable Securities that were not registered for resale on the initial registration statement, as amended, or the new registration statement.
          (c) If: (i) the initial registration statement required to be filed pursuant to Section 2.1(a) is not filed with the SEC on or prior to the Filing Deadline, or (ii) the initial registration statement required to be filed pursuant to Section 2.1(a) is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline (any such failure being referred to as an “Event,” and, the date on which such Event occurs, being referred to as an “Event Date” for purposes of this Section 2.1(c)), then in addition to any other rights the Holders may have hereunder or under applicable law, on each Event Date, the Company shall pay one time to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1% of the purchase price paid (in cash or by conversion) for any Registrable Securities held by such Holder on the Event Date. The parties agree that notwithstanding anything to the contrary herein or in the Investment Agreement, no Liquidated Damages shall be payable if as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company. The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the registration statement on a timely basis results from the failure of an Investor to timely provide the Company with information requested by the Company and necessary to complete the registration statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Investor).
          (d) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the maximum number of Registrable Securities as contemplated by Section 2.1(b) on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 (by amendment or otherwise) promptly after such form is available, provided that the Company shall maintain the effectiveness of the registration statement then in effect until such time as a registration statement on Form S-3 (or amendment) covering the Registrable Securities has been declared effective by the Commission.
     2.2 Piggyback Registrations.
          (a) The Company shall notify each Holder who holds Registrable Securities in writing at least ten (10) Business Days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (whether in connection with a public offering of securities by the Company, a public offering of securities by shareholders of the Company, or both, but excluding any registration relating to an offering excluded from a Qualified Equity Offering or which is a Special Registration, or a registration on any registration form that does not permit secondary sales and in any event including a registration resulting from obligations arising out of any other registration rights agreement to which the Company is a party, including the Registration Rights Agreement, dated as of October

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23, 2009 (the “CapGen Registration Rights Agreement”), by and between the Company and CapGen Capital Group III LP ( “CapGen”) and shall afford each such Holder an opportunity to include in such registration statement all or part of the Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within five (5) Business Days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state such Holder’s desire to include all or a part of the Registrable Securities held by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.
          (b) If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise in such notice the Holders who hold Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of the Registrable Securities such Holder desires to include in such registration in the underwriting. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.
          Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten in a registration statement pursuant to this Section 2.2, the number of shares that may be included in such underwriting shall be allocated (i) first, to the Company (if the company prompted the filing of the registration statement prompting compliance with this Section 2.2); (ii) second, to CapGen pursuant to the CapGen Registration Rights Agreement (iii) third, to all Holders who are entitled to participate and who have elected to participate in the offering pursuant to the terms of this Agreement, on a pro rata basis based upon the total number of shares held by each such participating Holder that are subject to piggyback registration rights pursuant hereto; and (iv) fourth, to any other shareholder of the Company on a pro rata basis.
          If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered at least 10 calendar days prior to the effective date of the registration statement or in the case of a registration statement on Form S-3 or similar short-form registration statement, by the close of business on the first Business Day after the public notice of an offering or if the offering is publicly announced at the beginning of a Business Day, 4:00 P.M. New York City Time on such day.
          (c) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.3.

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          (d) The Company shall not grant to any other Person the right to request the Company to register any shares of Common Stock in a piggyback registration unless such rights are consistent with the provisions hereof.
     2.3 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. The obligation of the Company to bear Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered.
     2.4 Obligations of the Company. In the case of a Mandatory Registration and whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:
          (a) In the case of a Mandatory Registration, prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses and issuer free writing prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto and issuer free writing prospectuses, the Company shall furnish to the one counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed and give such counsel a reasonable opportunity to review and comment on such documents before they are filed and the opportunity to object to any information pertaining to the Holders that is contained therein, and the Company shall make any changes with respect to information regarding the Holders reasonably requested by such counsel to such documents prior to filing.
          (b) Prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses and issuer free writing prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use all reasonable best efforts to cause such registration statement to become effective, provided that, before filing a registration statement or prospectus or any amendments or supplements thereto and issuer free writing prospectuses, the Company shall furnish to the counsel selected by the Holders of a majority of Registrable Securities covered by such registration statement copies of all such documents proposed to be filed and give such counsel a reasonable opportunity to review and comment on such documents before they are filed and the opportunity to object to any information pertaining to the Holders that is contained therein, and the Company shall make any changes reasonably requested by such counsel to such documents prior to filing, notify in writing each Holder of the effectiveness of each registration statement filed hereunder.
          (c) Furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus, and each amendment and supplement thereto, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

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          (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.
          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.
          (f) Promptly notify each Holder who holds Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and the Company shall promptly prepare and file with the SEC (and furnish to each such Holder a reasonable number of copies of) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.
          (g) Use its reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a “comfort” letter dated as of such date, from the independent registered public accountants of the Company, in form and substance as is customarily given by independent registered public accountants to underwriters in an underwritten public offering addressed to the underwriters.
          (h) Promptly notify each Holder who holds Registrable Securities covered by such registration statement in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, and use its reasonable best efforts promptly to obtain the withdrawal of such order.
          (i) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of Registrable Securities (whether through The Depository Trust Company, book-entry or physical certificates), which certificates shall be free, to the extent permitted under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Registrable Securities in certificated form and free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder’s prime broker with DTC as directed by such Holder.

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          (j) The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.
          (k) The Company shall use commercially reasonable efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed.
     2.5 Suspension of Sales. Upon receipt of written notice from the Company that a registration statement or prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (a “Misstatement”), each Holder who holds Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspension may be in effect in any 180 day period shall not exceed 45 days, except for periods where the registration statement is suspended due to amendments required with respect to registration statements and amendments filed in order to update a registration statement on Form S-1, in each case, solely as a result of the filing of periodic reports and Forms 8-K under the Exchange Act.
     2.6 Termination of Registration Rights. A Holder’s registration rights shall expire if all Registrable Securities held by such Holder (and its Affiliates, partners, members and former members) may be sold without volume or manner of sale restrictions under Rule 144, and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company.
     2.7 Delay of Registration; Furnishing Information.
          (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
          (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.1 or Section 2.2 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.
     2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

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          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, agents, general partners, managing members, managers, affiliates and employees of each Holder (collectively, “Holder Affiliates”), and each Person, if any, who controls such Holder and Holder Affiliates within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, except to the extent that such untrue statement or alleged untrue statement is based solely upon information provided in writing by such Holder expressly for use therein, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, except to the extent that such omission or alleged omission is based solely upon information provided in writing by such Holder expressly for use therein or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder or Holder Affiliate, or controlling person, as accrued, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of the Company.
          (b) To the extent permitted by law and provided that such Holder is not entitled to indemnification pursuant to Section 2.8(a) above with respect to such matter, each selling Holder (severally and not jointly) will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any (i) untrue statement or alleged untrue statement of a material fact regarding such Holder and provided in writing by such Holder expressly for use in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments, supplements or free writing prospectuses thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in each case to the extent (and only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment, supplement or free writing prospectuses thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement; and each such Holder will pay the Company or controlling Person, as accrued, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as a result of such Holder’s untrue statement or omission; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in

12

settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holders; provided, that, (x) the indemnification obligations in this Section 2.8(b) shall be individual and several not joint for each Holder and (y) in no event shall the aggregate of all indemnification payments by any Holder under this Section 2.8(b) exceed the net proceeds from the offering received by such Holder.
          (c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any claim or action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, except to the extent such failure to give notice has a material adverse effect on the ability of the indemnifying party to defend such action.
          (d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 2.8(d) will be limited to an amount equal to the per share offering price (less any underwriting discount and commissions) multiplied by the number of shares sold by such Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such loss, liability, claim, damage, or expense or any substantially similar loss, liability, claim, damage, or expense arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

13

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided that the indemnification provisions of the Holders in any underwriting agreement may not conflict with the provisions of this Section 2.8 without the consent of the Holders.
          (f) The obligations of the Company and the Holders under this Section 2.8 shall survive the completion of any offering of shares of Common Stock in a registration statement under this Section 2.8, and otherwise. The indemnity and contribution agreements contained in this Section 2.8 are in addition to any liability that an indemnifying party may have to an indemnified party.
     2.9 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:
          (a) make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;
          (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and
          (c) so long as a Holder owns any Registrable Securities, furnish to such Holder promptly upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.
SECTION 3. MISCELLANEOUS
     3.1 S-3 Eligibility; Registration, Priority and Other Rights of the U.S. Department of the Treasury. The Investors acknowledge that, as of the date of this Agreement, the Company is not eligible to utilize Form S-3 and that there can be no assurance as to when, or even if, the Company will become eligible to utilize Form S-3. Further, the Investors acknowledge that the U.S. Department of the Treasury has certain registration rights as a result of the Company’s participation in the TARP Capital Purchase Program. Accordingly, the Investors acknowledge that the U.S. Department of the Treasury may have registration, priority and other rights that could effect the Investors’ rights hereunder.
     3.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including any transferees of any shares of Registrable Securities). In addition, whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders as such shall be for the

14

benefit of, and enforceable by, any subsequent Holder. Nothing in this Agreement, express or implied, is intended to, as shall confer upon any Person other than the parties hereto or their respective successors and assigns (including any transferees of any shares of Registrable Securities) or any subsequent Holder any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
     3.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to its conflicts of laws rules.
     3.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     3.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
     3.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate, or by delivery with a reliable overnight delivery service by three (3) days’ advance written notice to the other parties.
     3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, and the Holders as long as the Holders hold Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding and the Company.
     3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
     3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by any Holders which are Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
     3.10 Entire Agreement. This Agreement and any other agreement entered into between any Investor and the Company constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.
     3.11 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than holders of Registrable Securities, CapGen and the U.S. Department of Treasury) may include securities of the Company in a Mandatory Registration hereunder.

15

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:	/s/ Dennis S. Hudson, III
	Name:	Dennis S. Hudson, III
	Title:	Chairman & Chief Executive Officer

Address: 815 Colorado Avenue Stuart, Florida 34994 [INVESTOR]
By:
Name:
Title:

Address:

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:	/s/ Dennis S. Hudson, III
	Name:	Dennis S. Hudson, III
	Title:	Chairman & Chief Executive Officer

Address: 815 Colorado Avenue Stuart, Florida 34994
[INVESTOR]
By:
Name:
Title:

Address:
Signature Page-Registration Rights Agreement

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
CapGen Capital Group III LP
By:	/s/ John P. Sullivan
	Name:	John P. Sullivan
	Title:	Managing Director

Address: 280 Park Avenue, 40th Fl. West New York New York 10017

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
ALDEN GLOBAL DISTRESSED OPPORTUNITIES FUND, L.P.
By:	Alden Global Distressed Opportunities Fund GP, LLC, its general partner

By:	/s/ Jim Plohg
	Name:	Jim Plohg
	Title:	General Counsel & CCO

Address:	c/o Alden Global Capital
885 Third Avenue, 34th Floor
New York, NY 10022

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
BANC FUND VI L.P.
By:	MidBanc VI L.P. an Illinois limited partnership, Its General Partner

By:	THE BANC FUNDS COMPANY, L.L.C. an Illinois limited liability company, Its General Partner

By:	/s/ Charles J. Moore
Charles J. Moore, Member

Address:	20 North Wacker Drive
Suite 3300
Chicago, Illinois 60606

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
BANC FUND VII L.P.
By:	MidBanc VII L.P. an Illinois limited partnership, Its General Partner

By:	THE BANC FUNDS COMPANY, L.L.C. an Illinois limited liability company, Its General Partner

By:	/s/ Charles J. Moore
Charles J. Moore, Member

Address:	20 North Wacker Drive
Suite 3300
Chicago, Illinois 60606

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
BANC FUND VIII L.P.
By:	MidBanc VIII L.P. an Illinois limited partnership, Its General Partner

By:	THE BANC FUNDS COMPANY, L.L.C. an Illinois limited liability company, Its General Partner

By:	/s/ Charles J. Moore
Charles J. Moore, Member

Address:	20 North Wacker Drive
Suite 3300
Chicago, Illinois 60606

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
BASSWOOD OPPORTUNITY FUND, INC.
By:	/s/ Matthew Lindenbaum
	Name:	Matthew Lindenbaum
	Title:	Director

Address:	c/o Basswood Opportunity Fund, Inc.
645 Madison Ave, 10th Floor
New York, NY 10022

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
BASSWOOD OPPORTUNITY PARTNERS, LP
By:	/s/ Matthew Lindenbaum
	Name:	Matthew Lindenbaum
	Title:	Managing Member Basswood Capital Management, LLC

Address:	c/o Basswood Opportunity Partners, LP
645 Madison Ave, 10th Fl.
New York, NY 10022

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Bay Pond Investors (Bermuda) L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Vice President and Counsel

Address:	c/o Wellington Management Company, LLP
75 State Street
Boston, MA 02109

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Bay Pond Partners, L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Vice President and Counsel

Address:	c/o Wellington Management Company, LLP
75 State Street
Boston, MA 02109

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
BOULDERWOOD CO LP
By:	/s/ Richard A. Horstmann
	Name:	Richard A. Horstmann
	Title:	GP

Address:	c/o Morgan Stanley Prime Brokerage
Attn: Amrisha Soans
1221 Avenue of the Americas
4th Floor
New York New York 10020

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
BRESSLER FAMILY INVESTORS, LLC
By:	/s/ Sidney Bressler
	Name:	Sidney Bressler
	Title:	Member

Address:	10401 Grosvenor Place, #1703
Rockville, MD 20852

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Burnham Financial Industries Fund
By:	/s/ Michael E. Barna
	Name:	Michael E. Barna
	Title:	EVP/CFO

Address:	Mendon Capital Advisors
150 Allens Creek Road
Rochester, NY 14618

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Burnham Financial Services Fund
By:	/s/ Michael E. Barna
	Name:	Michael E. Barna
	Title:	EVP/CFO

Address:	c/o Mendon Capital Advisors
150 Allens Creek Road
Rochester, NY 14618

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
CONSECTOR PARTNERS
By:	/s/ William J. Black Jr.
	Name:	William J. Black Jr.
	Title:	Managing Partner

Address:	801 W. 47th Street Suite 201
Kansas City MO 64112

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Eagle Capital Partners, L.P.
By:	/s/ Charles H. Witmer
	Name:	Charles H. Witmer
	Title:	General Partner

Address:	655 Third Avenue, 11th Floor
NY NY 10017

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Endeavour Capital Offshore Fund Ltd.
By:	/s/ Mitchell J. Katz
	Name:	Mitchell J. Katz
	Title:	President, Endeavour Capital
Advisors Inc., investment advisor to Endeavour Capital Offshore Fund Ltd. c/o Endeavour Capital Advisors Inc. 289 Greenwich Avenue Greenwich, CT 06830

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Endeavour Capital Partners LP
By:	/s/ Mitchell J. Katz
	Name:	Mitchell J. Katz
	Title:	General Partner,

President, Endeavour Capital Advisors Inc., investment advisor to Endeavour Capital Partners LP 289 Greenwich Avenue Greenwich, CT 06830

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Endeavour Financial Restoration Fund LP
By:	/s/ Mitchell J. Katz
	Name:	Mitchell J. Katz
	Title:	General Partner,

President, Endeavour Capital Advisors Inc., investment advisor to Endeavour Financial Restoration Fund LP 289 Greenwich Avenue Greenwich, CT 06830

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
First Opportunity Fund, Inc.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Vice President and Counsel

Address:	c/o Wellington Management Company, LLP
75 State Street
Boston, MA 02109

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
FPA Hawkeye Fund, LLC FPA Hawkeye-7 Fund
By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Chief Operating Officer

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	Vice President & Controller

Address:	c/o First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, CA 90064

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
FPA Hawkeye Fund, LLC FPA Hawkeye Fund
By:	/s/ J. Richard Atwood
	Name:	J. Richard Atwood
	Title:	Chief Operating Officer

By:	/s/ E. Lake Setzler III
	Name:	E. Lake Setzler III
	Title:	Vice President & Controller

Address:	c/o First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, CA 90064

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Ithan Creek Master Investment Partnership (Cayman) II, L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Vice President and Counsel

Address:	c/o Wellington Management Company, LLP
75 State Street
Boston, MA 02109

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Ithan Creek Master Investors (Cayman), L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Vice President and Counsel

Address:	c/o Wellington Management Company, LLP
75 State Street
Boston, MA 02109

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
KBW Financial Services Masters Fund
By:	/s/ John L. Tomao
	Name:	John L. Tomao
	Title:	Vice President, KBW Partners GP

Address:	787 Seventh Avenue 6th Floor
New York, N.Y. 10019

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Kensico Associates, L.P.
By:	/s/ Thomas J. Coleman
	Name:	Thomas J. Coleman
	Title:	Managing Member, Kensico Capital LLC, Its General Partner

Address:	55 Rail Road Avenue, 2nd Floor
Greenwich, CT 06830

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Kensico Offshore Fund II Master, Ltd.
By:	/s/ Thomas J. Coleman
	Name:	Thomas J. Coleman
	Title:	President, Kensico Capital Management Corp., Its Investment Manager
Address: 55 Rail Road Avenue, 2nd Floor Greenwich, CT 06830

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Kensico Offshore Fund Master, Ltd.
By:	/s/ Thomas J. Coleman
	Name:	Thomas J. Coleman
	Title:	President, Kensico Capital Management Corp., Its Investment Manager

Address: 55 Rail Road Avenue, 2nd Floor Greenwich, CT 06830

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Kensico Partners, L.P.
By:	/s/ Thomas J. Coleman
	Name:	Thomas J. Coleman
	Title:	Managing Member, Kensico Capital LLC, Its General Partner

Address: 55 Rail Road Avenue, 2nd Floor Greenwich, CT 06830

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
MALTA HEDGE FUND II, L.P.
By.	SOAM Holdings, LLC

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Managing Member

Address:	c/o Sandler O’Neill Asset Management, LLC
780 Third Avenue, 5th Floor
New York, NY 10017

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
MALTA HEDGE FUND, L.P.
By.	SOAM Holdings, LLC

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Managing Member

Address:	c/o Sandler O’Neill Asset Management, LLC
780 Third Avenue, 5th Floor
New York, NY 10017

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
MALTA MLC FUND, L.P.
By.	SOAM Holdings, LLC

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Managing Member

Address:	c/o Sandler O’Neill Asset Management, LLC 780 Third Avenue, 5th Floor New York, NY 10017

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
MALTA MLC OFFSHORE, LTD.
By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Director

Address:	c/o Sandler O’Neill Asset Management, LLC 780 Third Avenue, 5th Floor New York, NY 10017

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
MALTA OFFSHORE, LTD.
By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Director

Address:	c/o Sandler O’Neill Asset Management, LLC 780 Third Avenue, 5th Floor New York, NY 10017

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
MALTA PARTNERS, L.P.
By.	SOAM Holdings, LLC

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Managing Member

Address:	c/o Sandler O’Neill Asset Management, LLC 780 Third Avenue, 5th Floor New York, NY 10017

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
MALTA TITAN FUND, L.P.
By.	SOAM Holdings, LLC

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Managing Member

Address:	c/o Sandler O’Neill Asset Management, LLC 780 Third Avenue, 5th Floor New York, NY 10017

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
MILLENNIUM PARTNERS, L.P.
By:	Millennium Management LLC its General Partner

By:	/s/ David Dolan
	Name:	David Nolan
	Title:	Co-President

Address: 666 Fifth Avenue, 8th Floor New York, NY 10103

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Moors and Mendon Master Fund, LP
By:	/s/ Anton V. Schutz
	Name:	Anton V. Schutz
	Title:	Director, Moors and Mendon Capital Ltd. GP to the Moors and Mendon Master Fund LP

Address:	c/o Mendon Capital Advisors 150 Allens Creek Road Rochester, NY 14618

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
NORTHAVEN OFFSHORE, LTD.
By:	/s/ Paul Burke
	Name:	Paul Burke
	Title:	Director

Address:	375 Park Avenue, Suite 2709 New York, NY 10152

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
NORTHAVEN PARTNERS II, L.P.
By:	/s/ Paul Burke
	Name:	Paul Burke
	Title:	Member of the GP

Address:	375 Park Avenue, Suite 2709 New York, NY 10152

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
NORTHAVEN PARTNERS, L.P.
By:	/s/ Paul Burke
	Name:	Paul Burke
	Title:	Member of the GP

Address:	375 Park Avenue, Suite 2709 New York, NY 10152

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
PRB INVESTORS LP
By:	/s/ Stephen Paluszek
	Name:	Stephen Paluszek
	Title:	Principal

Address:	245 Park Avenue 24th Floor New York, NY 10167

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Putnam Convertible Income-Growth Trust
Putnam High Income Securities Fund
Putnam Income Strategies Fund
Putnam Investment Funds—Putnam Small Capp Value Fund
Putnam Variable Trust—Putnam VT Small Cap Value Fund

By:	Putnam Investment Management, LLC

By:	/s/ Eric N. Harthun
	Name:	Eric N. Harthun
	Title:	Managing Director

Address:	c/o Putnam Investment Management, LLC One Post Office Square Boston, MA 02109 Attention: General Counsel

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Robert I. Schattner
By:	/s/ Robert I. Schattner
	Name:	Robert I. Schattner
Title:

Address:	7101 Pyle Road Bethesda, MD 20817

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
SILVER POINT CAPITAL FUND, L.P.
By:	/s/ David Steinmetz
	Name:	David Steinmetz
	Title:	Authorized Signatory

Address:	2 Greenwich Plaza Greenwich, CT 06830

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
SILVER POINT CAPITAL OFFSHORE MASTER FUND, L.P.
By:	/s/ David Steinmetz
	Name:	David Steinmetz
	Title:	Authorized Signatory

Address:	2 Greenwich Plaza Greenwich, CT 06830

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
SOAM CAPITAL PARTNERS, L.P.
By:	SOAM Venture Holdings, LLC

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Managing Member

Address:	c/o Sandler O’Neill Asset Management, LLC 780 Third Avenue, 5th Floor New York, NY 10017

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Stichting Depositary Apg Dev Markets Equity Pool/ Gef 875 Capital Strategy Fd
By:	/s/ Mitchell J. Katz
	Name:	Mitchell J. Katz
	Title:	President, Endeavour Capital Advisors Inc., investment advisor to Stichting Depositary Apg Dev Markets Equity Pool/ Gef 875 Capital Strategy Fd

Address:	289 Greenwich Avenue Greenwich, CT 06830 Attention: Glenn Hofsess

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Stieven Financial Investors, LP
By:	/s/ Stephen L. Covington
	Name:	Stephen L. Covington
	Title:	Managing Director of the Investment Manager

Address:	Stieven Capital Advisors, L.P. 12412 Powers Court Dr. Suite 250 St. Louis, MO 63131

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Stieven Financial Offshore Investors, LTD.
By:	/s/ Stephen L. Covington
	Name:	Stephen L. Covington
	Title:	Member of the General Partner

Address:	Stieven Capital GP LLC 12412 Powers Court Dr. Suite 250 St. Louis, MO 63131

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Wolf Creek Investors (Bermuda) L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Vice President and Counsel

Address:	c/o Wellington Management Company, LLP 75 State Street Boston, MA 02109

     IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereunder duly authorizing as of the date set forth in the first paragraph hereof.

SEACOAST BANKING CORPORATION OF FLORIDA
By:
Name:
Title:

Address: 815 Colorado Avenue Stuart, Florida 34994
Wolf Creek Partners, L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Vice President and Counsel

Address:	c/o Wellington Management Company, LLP 75 State Street Boston, MA 02109